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                                                                   Exhibit 10.15


                                 FIRST AMENDMENT
                          TO REVOLVING CREDIT AGREEMENT
                         DATED AS OF SEPTEMBER 15, 1995


         THIS AMENDMENT, dated as of March 11, 1997, is entered into between Second Bancorp, Inc., an Ohio corporation (the "Company"), and The Northern Trust Company, an Illinois banking corporation having its principal office at 50 South LaSalle Street, Chicago, Illinois 60675 (the "Bank").

                                    RECITALS:

         A. The Company and the Bank have entered into a Revolving Credit Agreement dated as of September 15, 1995 (said Revolving Credit Agreement shall hereinafter be referred to as the "Agreement"; the terms defined in the Agreement and not otherwise defined herein shall be used herein as defined in the Agreement).

         B. The Company and the Bank wish to amend certain provisions of the Agreement.

         C. Therefore, the parties hereto agree as follows:

                  1. AMENDMENTS THE AGREEMENT

                           1.1 SECTION 1.1 OF THE AGREEMENT. Section 1.1 of the
Agreement is hereby amended as of the date hereof by deleting the words "FIVE MILLION UNITED STATES DOLLARS ($5,000,000)" and replacing such words with "TEN MILLION UNITED STATES DOLLARS ($10,000,000)."

                           1.2 SECTION 1.2 OF THE AGREEMENT. Section 1.2 of the
Agreement is hereby amended as of the date hereof by deleting the words "September 15, 1997" and replacing such words with "September 15, 1998."

                           1.3 EXHIBIT A TO THE AGREEMENT. Exhibit A to the
Agreement is hereby amended as of the date hereof to be in the form set forth as Exhibit A hereto.

                           1.4 SECTION 2.1 OF THE AGREEMENT. Section 2.1(a)(i)
of the Agreement is hereby amended as of the date hereof by deleting the words "two percent (2.0%)" and replacing such words with "1.75%."

                  2. WARRANTIES. To induce the Bank to enter into this Amendment, the Company warrants that:

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                           2.1 AUTHORIZATION. The Company is duly authorized to
execute and deliver this Amendment and the Replacement Note (as hereinafter defined) and is and will continue to be duly authorized to borrow under the Agreement, as amended hereby, and to perform its obligations under the Agreement, as amended hereby, and under the Replacement Note.

                           2.2 NO CONFLICTS. The execution and delivery of this
Amendment and the Replacement Note, and the performance by the Company of its obligations under the Agreement, as amended hereby, and under the Replacement Note, will not and do not conform with any promissory of law or of the charter or the laws of the Company or of any agreements binding upon the Company.

                           2.3 VALID AND BINDING EFFECT. The Agreement, as
amended hereby, is and the Replacement Note when duly executed and delivered will be, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application effecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

                  3. CONDITIONS PRECEDENT TO AMENDMENTS. The amendments contemplated by Section 1 hereof are subject to the satisfaction of each of the following conditions precedent.

                           3.1 DOCUMENTATION. The Company shall have delivered
to the Bank all of the following each duly executed and in form and substance satisfactory to the Bank:

                                    (a) REPLACEMENT NOTE. A promissory note of
the Company (the "Replacement Note") substantially in the form set forth as Exhibit A hereto.

                                    Upon receipt of the Replacement Note, (i)
the Bank will return the original Note to the Company upon the Company's request, and (ii) all reference to the Agreement and in any and all instruments or documents provided for therein or delivered or to be delivered thereunder or in connection therewith to the original Note shall be deemed references to the Replacement Note.

                                    (b) RESOLUTIONS. A copy, duly certified by
the secretary or an assistant secretary of the Company, of (i) resolutions of the Company's Board of Directors authorizing or ratifying the execution and delivery of this Amendment and the Replacement Note and authorizing the borrowings under the Agreement, as amended hereby, and (ii) all approvals or consents, if any, with respect to this Amendment and the Replacement Note.

                                    (c) INCUMBENCY CERTIFICATE. A certificate of
the secretary or an assistant secretary of the Company certifying the names of the Company's officers authorized to sign this Amendment, the Replacement note and all other documents or certificates to be delivered hereunder, together with the true signatures of such officers.

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                                    (d) OPINION. An opinion of Hoppe, Frey,
Hewitt & Mulligan, counsel to the Company, addressed to the Bank, in substantially the form of the opinion dated September 15, 1995 which was delivered in connection with the execution, delivery and enforceability of the original Agreement, but referring instead to this Amendment and to the Agreement as amended by this Amendment.

                                    (e) OTHER. Such other documents as the Bank
may reasonably request.

                           3.2 NO DEFAULT. As of the closing date hereof, no
Event of Default or Unmatured Event of Default under the Agreement shall have occurred and be continuing.

                           3.3 WARRANTIES. As of the closing date hereof, the
warranties in Section 4 of the Agreement and in Section 2 of this Amendment shall be true and correct as though made on such date, except for such changes as are specifically permitted under the Agreement.

                  4. GENERAL.

                           4.1 LAW. THIS AMENDMENT AND THE REPLACEMENT NOTE
SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS.

                           4.2 SUCCESSORS. This Amendment shall be binding upon
the Company and the Bank and their respective successors and assigns, and shall inure to the benefit of the Company and the Bank and the successors and assigns of the Bank.

                           4.3 CONFIRMATION OF THE AGREEMENT. Except as amended
hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

                           4.4 REFERENCES TO THE AGREEMENT. Each reference in
the Agreement to "this Agreement," "hereunder," "hereof," or words of like import, and each reference to the Agreement in any and all instruments or documents provided for in the Agreement or delivered or to be delivered thereunder or in connection therewith, shall, except where the context otherwise requires, be deemed a reference to the Agreement as amended hereby.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                     SECOND BANCORP, INC.



                                     By:  /s/ George R. Dovich
                                          ------------------------------

                                     Title:  Vice President
                                           -----------------------------

                                     THE NORTHERN TRUST COMPANY



                                     By:  /s/ T. E. Bernhardt
                                          ------------------------------

                                     Title:  Vice President
                                           -----------------------------






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